Exhibit 99.1

                                  NEWS RELEASE

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                                                     Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772
                                                 www.globalentertainment2000.com

Global Entertainment Corporation                        Rudy R. Miller, Chairman
1600 North Desert Drive, Suite 301                              The Miller Group
Tempe, Arizona 85281                          Investor Relations for the Company
                                                                    602-225-0505
                                                          gee@themillergroup.net


                    Global Entertainment Corporation Reports
                           Third Quarter 2010 Results

TEMPE, ARIZONA, APRIL 14, 2010 -- GLOBAL ENTERTAINMENT CORPORATION (OTCBB: GNTP)
- today reported for the third quarter of fiscal 2010, the company realized a net loss of $0.5 million or $0.08 per share compared to a net loss of $0.1 million or $0.02 per share for the three-month period ended February 28, 2009.

Revenue for the three months ended February 28, 2010 was $3.2 million compared to $3.5 million during the quarter ended February 28, 2009. The main source of revenue during the period remained facility management fees at $1.1 million which were virtually unchanged from the three months ended February 28, 2009. Facility management fees in the three months ended February 28, 2010 were driven by the first full quarter of recurring fees from buildings in Allen, Texas and Independence, Missouri that opened in November 2009. However, these increases were offset by year-over-year declines in monthly management fees from the Rio Rancho, New Mexico facility, which ended in January 2009, the Wenatchee, Washington facility, which ended in August 2009, and the Prescott Valley facility. Ticket service fees decreased $0.5 million, to $0.3 million during the third quarter, from $0.8 million in the prior year quarter. This decrease in ticket service fees reflects declines in the number of events held, attendance at events and venues under contract. License fees from initial and transfer franchises were zero in the quarter ended February 28, 2010, and $0.4 million in the prior year quarter.

The two brightest areas during the quarter from the standpoint of revenue generation were food service and license fees from league dues and other. Food service revenues increased $0.6 million in the third quarter of fiscal year 2010, to $0.9 million, compared to $0.3 million in the prior year quarter. The quarter ended February 28, 2010, was the first full quarter of food service operations at the Independence, Missouri facility. Food service revenue is currently derived almost entirely from the Independence, Missouri facility. License fees from league dues and other areas increased slightly, moving upwards $0.1 million during the third quarter of fiscal 2010 to $0.6 million from $0.5 million in the three months ended February 28, 2009. The increase was the result of growth in corporate sponsorship revenue.

Richard Kozuback, president and chief executive officer stated, "The prolonged economic doldrums of the past 18 months, including an unemployment rate hovering around 10 percent, have continued to negatively impact the entire entertainment industry. As such, our revenues have continued to suffer. Specifically our ticketing, franchise licensing and project development businesses have been susceptible to the decrease in number of entertainment events occurring and attendance at held events as well as a hold on new project approvals from cities."

                                                                         more...

Global Entertainment Corporation Reports Third Quarter 2010 Results
April 14, 2010
Page 2


"Our belief remains that the economy will continue to improve as the year progresses and demand for entertainment facilities and events will return. We persist in working towards positioning Global Entertainment to be a beneficiary when the demand for entertainment alternatives does increase and we are hopeful that our combination of entertainment options will satisfy a portion of the public's appetite. In addition, we continue to be excited by the future facility in Dodge City, Kansas which broke ground in October 2009, and project management fees from this events center are expected to continue being earned over a total of 22 months", stated Kozuback.

Visit our web sites:

www.globalentertainment2000.com                      www.centralhockeyleague.com
      www.coliseums.com                                    www.GetTix.net

Global Entertainment Corporation is an integrated events and entertainment company focused on mid-size communities that is engaged, through its seven wholly owned subsidiaries, in sports management, multi-purpose events and entertainment centers and related real estate development, facility and venue management and marketing and venue ticketing. GLOBAL PROPERTIES I, in correlation with arena development projects, works to maximize value and develop potential new properties. INTERNATIONAL COLISEUMS COMPANY, INC. (ICC) serves as project manager for arena development while ENCORE FACILITY MANAGEMENT AND GEC FOOD SERVICE, LLC coordinate arena operations and concessions. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GETTIX.NET) is a ticketing company for sports and entertainment venues. The WESTERN PROFESSIONAL HOCKEY LEAGUE, INC., through a joint operating agreement with the Central Hockey League, is the operator and franchisor of professional minor league hockey teams in nine states.

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     The "audited" consolidated balance sheet contained in this press release has been derived from, and should be read in conjunction with, the Company's May 31, 2009 annual report on Form 10-K. This press release does not include all disclosures normally required by accounting principles generally accepted in the United States.

                            FINANCIAL TABLES FOLLOW:

Global Entertainment Corporation Reports Third Quarter 2010 Results
April 14, 2010
Page 3

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                      Condensed Consolidated Balance Sheets
         As of February 28, 2010 (Unaudited) and May 31, 2009 (Audited)
               (in thousands, except share and per share amounts)

                                                                            February 28,         May 31,
                                                                               2010               2009
                                                                             --------           --------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                                  $    585           $  1,111
  Accounts receivable, net of $5 allowance at May 31, 2009                      2,158              2,220
  Prepaid expenses and other assets                                               330                281
                                                                             --------           --------
      TOTAL CURRENT ASSETS                                                      3,073              3,612

Property and equipment, net                                                       114                708
Accounts receivable                                                               736                215
Goodwill                                                                          519                519
Other assets                                                                      119                114
                                                                             --------           --------
      TOTAL ASSETS                                                           $  4,561           $  5,168
                                                                             ========           ========

                             LIABILITIES AND EQUITY
CURRENT LIABILITIES:
  Accounts payable                                                           $  1,022           $  1,132
  Accrued liabilities                                                             596                588
  Deferred revenues                                                               316                 64
  Note payable - current portion                                                   97                111
                                                                             --------           --------
      TOTAL CURRENT LIABILITIES                                                 2,031              1,895

Deferred income tax liability, net                                                  5                  5
Note payable - long-term portion                                                   --                 69
                                                                             --------           --------
      TOTAL LIABILITIES                                                         2,036              1,969
                                                                             --------           --------

COMMITMENTS AND CONTINGENCIES

EQUITY:
  Global Entertainment Corporation Equity -
   Preferred stock - $.001 par value; 10,000,000 shares authorized;
     no shares issued or outstanding                                               --                 --
   Common stock - $.001 par value; 50,000,000 shares authorized;
     6,646,062 and 6,633,112 shares issued and outstanding as of
     February 28, 2010 and May 31, 2009                                             7                  7
   Paid-in capital                                                             10,984             10,961
   Retained deficit                                                            (8,510)            (7,788)
                                                                             --------           --------
      TOTAL GLOBAL ENTERTAINMENT CORPORATION EQUITY                             2,481              3,180
Noncontrolling interest                                                            44                 19
                                                                             --------           --------
      TOTAL EQUITY                                                              2,525              3,199
                                                                             --------           --------
      TOTAL LIABILITIES AND EQUITY                                           $  4,561           $  5,168
                                                                             ========           ========

Global Entertainment Corporation Reports Third Quarter 2010 Results
April 14, 2010
Page 4

                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                For the Three and Nine Months Ended February 28,
                            2010 and 2009 (Unaudited)
               (in thousands, except share and per share amounts)

                                                                         Three Months Ended           Nine Months Ended
                                                                            February 28,                 February 28,
                                                                    -------------------------     --------------------------
                                                                       2010           2009           2010            2009
                                                                    ----------     ----------     ----------      ----------
REVENUES:
  Project development fees                                          $       --     $      100     $      152      $      578
  Project management fees                                                  203            247          1,182           1,473
  Facility management fees                                               1,116          1,067          3,554           2,240
  Ticket service fees                                                      268            766            781           2,081
  Food service revenue                                                     909            282          1,233             412
  Advertising sales commissions                                             74            115            265             493
  License fees - league dues and other                                     626            517          1,474           1,306
  License fees - initial and transfer                                       --            443            100             443
  Other revenue                                                             29             --            188             101
                                                                    ----------     ----------     ----------      ----------
      TOTAL REVENUES                                                     3,225          3,537          8,929           9,127
                                                                    ----------     ----------     ----------      ----------
OPERATING COSTS:
  Cost of revenues                                                       1,962          1,939          5,041           4,337
  General and administrative costs                                       1,671          1,681          4,498           4,897
                                                                    ----------     ----------     ----------      ----------
      TOTAL OPERATING COSTS                                              3,633          3,620          9,539           9,234
                                                                    ----------     ----------     ----------      ----------
OPERATING LOSS                                                            (408)           (83)          (610)           (107)
                                                                    ----------     ----------     ----------      ----------
OTHER INCOME (EXPENSE):
  Interest income                                                            4              6              5              18
  Interest expense                                                          (2)           (47)            (7)           (408)
  Loss on investment in PVEC, LLC                                          (85)            --            (85)             --
                                                                    ----------     ----------     ----------      ----------
      TOTAL OTHER EXPENSE                                                  (83)           (41)           (87)           (390)
                                                                    ----------     ----------     ----------      ----------
LOSS FROM CONTINUING OPERATIONS, BEFORE TAX                               (491)          (124)          (697)           (497)
INCOME TAX BENEFIT                                                          --             --             --              --
                                                                    ----------     ----------     ----------      ----------
LOSS FROM CONTINUING OPERATIONS, NET OF TAX                               (491)          (124)          (697)           (497)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX                               --             --             --             (48)
                                                                    ----------     ----------     ----------      ----------
NET LOSS                                                                  (491)          (124)          (697)           (545)
NET LOSS, ATTRIBUTABLE TO NONCONTROLLING INTEREST                            8             18             25              13
                                                                    ----------     ----------     ----------      ----------
NET LOSS, ATTRIBUTABLE TO GLOBAL                                    $     (499)    $     (142)    $     (722)     $     (558)
                                                                    ==========     ==========     ==========      ==========
LOSS PER SHARE - BASIC AND DILUTED:
  Loss from continuing operations, attributable to Global
   common shareholders                                              $    (0.08)    $    (0.02)    $    (0.11)     $    (0.08)
  Loss from discontinued operations, attributable to Global
   common shareholders                                                      --             --             --              --
                                                                    ----------     ----------     ----------      ----------
      Net Loss, attributable to Global common shareholders          $    (0.08)    $    (0.02)    $    (0.11)     $    (0.08)
                                                                    ==========     ==========     ==========      ==========
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - BASIC AND DILUTED    6,646,062      6,627,112      6,639,394       6,626,072
                                                                    ==========     ==========     ==========      ==========
AMOUNTS ATTRIBUTABLE TO GLOBAL COMMON SHAREHOLDERS
  Loss from continuing operations, net of tax, attributable
   to Global common shareholders                                    $     (499)    $     (142)    $     (722)     $     (510)
  Loss from discontinued operations, net of tax, attributable
   to Global common shareholders                                            --             --             --             (48)
                                                                    ----------     ----------     ----------      ----------
      Net loss, attributable to Global common shareholders          $     (499)    $     (142)    $     (722)     $     (558)
                                                                    ==========     ==========     ==========      ==========

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